EXHIBIT 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 30

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 30 (“Amendment No. 30”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP") and now desire to again amend the SBP.

B.
This Amendment No. 30 incorporates the CY2018 Annual Shipset Price Adjustments for changes committed on and before December 31, 2018 and which are effective on or before Shipset Line Number [*****] and the annual update of the traveled work cost estimating relationship values.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The SBP is hereby amended by adding the SBP Table of Amendments Page 5, attached hereto as Exhibit 1.

EXHIBIT 10.2

2.
The SBP is hereby amended by deleting SBP Attachment 1 “Work Statement and Pricing” and replacing it in its entirety with a new SBP Attachment 1, attached hereto as Exhibit 2. The “Annual Price Adjustment Line Number [*****] Nonrecurring Allocation through [*****]” table therein contains the following CY2018 delta updates:

[*****]

3.
The SBP is hereby amended by deleting SBP Attachment 2 “Production Article Definition and Contract Change Notices” and replacing it in its entirety with a new SBP Attachment 2, attached hereto as Exhibit 3.

4.
The SBP is hereby amended by deleting SBP Attachment 16 “Pricing Methodologies” Section A “Boeing Performed Repair and Rework” and replacing it in its entirety with a new SBP Attachment 16 Section A, attached hereto as Exhibit 4.

5.
Entire Agreement. Except as otherwise indicated in this Amendment No. 30, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 30. This Amendment No. 30 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 30, and this Amendment No. 30 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 30, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 30.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 30 as of the last date of execution set forth below.

The Boeing Company     Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:    /s/Helena Langowski        By:    /s/Ryan Grant
Name:    Helena Langowski        Name:    Ryan Grant
Title:    Procurement Agent        Title:    Contracts
Date:    August 12, 2019        Date:    August 9, 2019

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 1

AMENDMENTS

Number 30	Description Annual Shipset Price Adjustment thru Line Number [*****] Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair Updated SBP Attachment 16 Section A	Date 8/9/2019	Approval H. Langowski R. Grant

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 2
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

Recurring Shipset Price -8
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Recurring Shipset Price -9
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Recurring Shipset Price -10
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 2

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

Advanced Payment Recovery (Per Shipset)
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Boeing Amendment 17 Cost Recovery (per Shipset)
Totals
[*****]					[*****]
[*****]					[*****]
[*****]					[*****]

Annual Price Adjustment Line Number [*****] Nonrecurring Allocation through [*****]
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)
		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 2

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

Advance Payments for Recurring				(See Recurring page for Advance Payment Recovery (per Shipset))
Years	Section 41 & NLG	Pylons	Wing Leading Edges		Totals
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Non-Recurring Value Agreements
Estimated MS Timing	Section 41 & NLG R&D	Other D/MI NR	Pylons R&D	Other D/MI NR	Wing Leading Edges R&D	Other D/MI NR	Totals R&D	Other D/MI NR
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Advance Payments for Remaining Other D/MI NR Balance
Years	Section 41 & NLG	Pylon	Wing Leading Edges		Totals
[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]		[*****]

Advance Payments Recovery of Remaining Other D/MI NR Balance
Shipset	Section 41 & NLG	Pylon	Wing Leading Edges		Totals
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

EXHIBIT 10.2

Incentive Plan Payments (Reference SBP Section 4.9)
Periods	Section 41 & NLG		Pylon		Wing Leading Edge		Totals
	R&D	Other D/MI	R&D	Other D/MI	R&D	Other D/MI	R&D	Other D/MI
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Incentive Plan for Quality Payments (Reference SBP Section 4.11)
Payment
Year					Totals
[*****]					[*****]
[*****]					[*****]
[*****]					[*****]

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 3

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(Reference SBP Sections 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1; GTA Section 1.0N,
1.0.P)

A.    Configuration

The configuration of each Production Article shall be as described in the Integrated Control Station Plan revision identified below, and in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production Article

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 3

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(cont.)

B.    Contract Change Notices

The following Contract Change Notices (CCN’s) are hereby incorporated into this SBP.

B.1     Non-D/MI Contract Change Notices:

A. All CCN’s listed in this Section B.1 are inclusive of all revisions and cancellations issued on or before December 21, 2010:

CCN 1 through 318, 320 through 542, 544 through 762, 764 through 766, 768 through 779, 781 through 871, 873 through 889, 891 through 984, 986 through 990, 992 through 1024, 1028 through 1100, 1102 through 1142, 1144 through 1148, 1150 through 1162, 1164 through 1170, 1172 through 1240, 1242 through 1295, 1298 through 1420, 1422 through 1440, 1442 through 1452, 1454 through 1461, 1463 through 1472, 1474 through 1503, 1505 through 1564, 1566 through 1593, 1595 through 1611, 1613 through 1616, 1618 through 1623, 1625 through 1633, 1635 through 1658, 1661 through 1671, 1673 through 1686, 1688 through 1696, 1698, 1700 through 1709, 1710, 1712 through 1716, 1718 through 1748, 1750, 1751, 1753 through 1763, 1765 through 1810, 1814 through 1833, 1837 through 1844, 1846 through 1856, 1858 through 1866, 1868 through 1895, 1897, 1898, 1901, 1904 through 1906, 1908, 1909, 1911 through 1914, 1919, 1921 through 1925, 1928, 1933 through 1937, 1940 through 1943, 1946 through 1950, 1952 through 1963, 1968, 1973 through 1976, 1980, 1982, 1984, 1985, 1988 through 1993, 1995, 1999, 2000, 2004, 2005, 2007, 2014 through 2019, 2021.

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 3

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(cont.)

B. All CCN’s listed in this Section B1.B. are inclusive of all revisions committed on and before December 31, 2011 and which are effective on or before Shipset Line Number [*****]:

CCN 319, 543, 763, 767, 780, 991,1025 through 1027, 1101, 1143, 1149, 1171,1296,1297,1421,1441,1473,1504,1565,1594,1617,1624,1634,1659,1660,1687, 1697, 1699, 1717, 1749, 1752, 1764, 1770, 1834, 1836, 1926, 1927, 1929 through 1932, 1938, 1939, 1945, 1951, 1966, 1967, 1969, 1971, 1972, 1977 through 1979, 1981, 1983, 1986, 1987, 1994, 1996 through 1998, 2002, 2003, 2006, 2008 through, 2013, 2020, 2022 through 2037, 2039 through 2058, 2060 through 2073, 2075 through 2111, 2113, 2115, 2116, 2118, 2120 through 2108, 2130 through 2135, 2137 through 2139, 2141, 2143, 2145 through 2157, 2160, 2161, 2162.

C. All CCN’s listed in this Section B1.C. are inclusive of all revisions committed on and before December 31, 2012 and which are effective on or before Shipset Line Number [*****]:

CCN 1835, 1899, 1902, 1903, 1944, 1965, 1970, 2038, 2074, 2112, 2114, 2117, 2142, 2144, 2178.

D. All CCN’s listed in this Section B.1.D are inclusive of all revisions committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****]:

CCN 2001, 2059, 2129, 2140, 2172, 2197

E. All CCN’s listed in this Section B.1.E are inclusive of all revisions committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****]:

CCN 2171, 2173, 2200

F. CCN 2207 is inclusive of all revisions committed on and before December 31, 2015 and which are effective on or before Shipset Line Number [*****].

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 3

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(cont.)

G. CCN 2233 is inclusive of all revisions committed on and before December 31, 2016 and which are effective on or before Shipset Line Number [*****].

H. CCN 2248 is inclusive of all revisions committed on and before December 31, 2017 and which are effective on or before Shipset Line Number [*****].

I. CCN 2267 is inclusive of all revisions committed on and before December 31, 2018 and which are effective on or before Shipset Line Number [*****].

B.2     D/MI PtP Contract Change Notices:

Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168, 2170R2, 2179, 2198, 2201

Pylon D/MI CCN’s: 1811, 1812, 2166, 2179, 2198, 2201, 2208

Wing LE D/MI CCN’s: 2167, 2170R2, 2198, 2201

CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN 1 is     the same as CCN-00001 or CCN 0001.

B. 3     Price Agreement Contract Change Notices (beginning 05/01/2018):

2246, 2249, 2250, 2251, 2254, 2256, 2264

B. 4     Other Contract Change Notices (beginning 05/01/2018):

2247, 2248, 2252, 2253, 2255, 2257, 2258, 2259, 2260, 2261, 2262         2263, 2265, 2266, 2267, 2268

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 4

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES
(Reference SBP Sections 7.8.1, 11.1, 12.10.1)

A.     Boeing Performed Repair and Rework

Prices for Boeing performed repair and rework (including traveled or incomplete work) shall utilize the following methodology

A.1    Price for non-conformance and traveled work identified in Spirit Generated
Line Unit OSSN EPD (Open Ship Short Notification Emergent Process
Document)

Definitions for Traveled Work Nomenclature:

SOI-A = All Traveled Work other than SOI-B
SOI-B = Traveled work resulting from PMI delivery delays that are the responsibility of Boeing or written instructions by Boeing to not complete certain Spirit responsible work.

Upon delivery of any Product by Spirit, all exceptions to defined configuration are documented by Spirit in a product known as a OSSN EPD or through other approved processes. Upon analysis by Boeing of such OSSN EPDs or other Spirit documented product, Boeing will establish incomplete work, repair and rework to be accomplished at Boeing’s facility. Incomplete Spirit work shall be comprised of incomplete work that is 1) due to Spirit (SOI-A) and 2) due to Boeing (SOI-B). The definition of this incomplete work will be documented in a product known as a “Closure Report”, or through other approved processes. Upon release of a line number Closure Report, or other documentation through approved processes, Boeing shall notify Spirit of the total quantity of SOI’s planned by Boeing for such Shipset multiplied by the prices per unit in table A.1.

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 4

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Boeing shall notify Spirit of the total number of Line Unit OSSN EPDs due to traveled non-conformances. These shall be multiplied by the prices per unit in table A.1. The resulting values shall be the costs and expenses incurred by Boeing for such repair or rework as provided in SBP Section 11.1.

Table A.1

Traveled Work Nomenclature	Price Per Unit
SOI-A	$[*****]
SOI-B	$[*****]
Non-conformance EPD	$[*****]

A.2    Price for non-conformance, repair or rework identified at Boeing

Boeing shall consolidate and notify Spirit in a timely manner of all non-conformance EPDs identified at Boeing deemed to be Spirit responsibility. Spirit shall notify Boeing in a timely manner of any exceptions to the assignment of responsibility of any non-conformance EPD. The Parties shall work in good faith to resolve such exceptions.

Upon delivery of an Aircraft to Boeing’s customer, Boeing shall notify Spirit of all non-conformance EPDs identified at Boeing for such Shipset multiplied by the prices per unit in table A.1. The resulting value shall be the costs and expenses incurred by Boeing for such repair or rework as provided in SBP Section 11.1.

A.3    Other incomplete work, repair or rework

For any other incomplete work, repair or rework, including such work performed at a consuming partner/supplier, Boeing shall notify Spirit of the costs and expenses incurred by Boeing for such repair and rework.

EXHIBIT 10.2

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 4

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

A.4     Process for updating prices for Boeing performed traveled work, repair and rework

In the third calendar quarter of each year, the fixed prices for traveled work, repair and rework shall be updated.

The value for SOI-A shall be updated based on the following:
The total quantity of Boeing direct factory labor hours expended from January 1 through June 30 (occurring in the same year the third quarter update is being calculated) for those SOI’s completed by Boeing in those calendar months, shall be divided by the total quantity of the same SOI’s used to establish the total quantity of Boeing direct factory labor hours. The quantity of SOI’s shall be determined on a per unit basis. The result shall be the average direct factory labor hours per SOI-A. [*****] additional [*****] shall be added to this average to account for additional support labor (M.E. Planning) not included in the above calculation or the Boeing wrap rate. The sum of the average hours per SOI-A plus [*****] shall be multiplied by the Boeing developed wrap rates. Boeing developed wrap rates shall reflect any annual changes in Boeing rates utilized for traveled work, repair and rework. The result shall be the fixed dollars per SOI-A per unit for such work.

The value for SOI-B’s shall be updated based on the following:
The average direct labor hours per SOI-A described above shall be divided by [*****] and multiplied by the Spirit developed wrap rate as calculated in SBP Attachment 16, Paragraph B. This calculation shall exclude the additional [*****] incorporated in to the SOI-A calculation.

The value for Non-conformance EPD’s shall be updated based on the following:

EXHIBIT 10.2

The total quantity of Boeing direct factory labor hours expended from January 1     through June 30 (occurring in the same year the third quarter update is being     calculated) for those EPD’s completed by Boeing in those calendar months, shall be     divided by the total quantity of the same EPD’s used to establish the total quantity of     Boeing direct factory labor hours. The quantity of EPD’s shall be determined on a per     unit basis. The result shall be the average direct factory labor hours per EPD. [*****]     additional [*****] shall be added to this average to account for additional overhead not     included in the above calculation or the Boeing wrap rate. The sum of the average     hours per EPD plus [*****] additional [*****] shall be multiplied by the Boeing     developed wrap rates for EPD work. Boeing developed wrap rates shall reflect any     annual changes in Boeing rates utilized for traveled work, repair and rework. The     result shall be the fixed dollars per EPD per unit for such work.

SBP BCA-MS-65530-0019, Amendment No. 30 Exhibit 4

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)
.

During any update, the Parties may review the relationship of the Boeing direct factory labor hours and the hours of Boeing support to total rework hours and adjust the CER accordingly.

These updated values shall be effective beginning October 1st of each year and shall be in effect until the subsequent annual update.